EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-May-05                                                         31-May-05

    Distribution Date:      BMW Vehicle Owner Trust 2005-A             Period #
    27-Jun-05               ------------------------------                    3

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    Balances
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                                                                                         Initial          Period End
          Receivables                                                             $1,500,000,024      $1,343,654,806
          Reserve Account                                                             $7,194,411          $7,194,411
          Yield Supplement Overcollateralization                                     $61,117,886         $54,884,251
          Overcollateralization                                                             $137          $4,591,584
          Class A-1 Notes                                                           $324,000,000        $169,296,971
          Class A-2 Notes                                                           $457,000,000        $457,000,000
          Class A-3 Notes                                                           $361,000,000        $361,000,000
          Class A-4 Notes                                                           $264,507,000        $264,507,000
          Class B Notes                                                              $32,375,000         $32,375,000

    Current Collection Period
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          Beginning Receivables Outstanding                                       $1,395,279,908
          Collections
                Principal Collections
                      Receipts of Scheduled Principal                                $33,234,853
                      Receipts of Pre-Paid Principal                                 $18,176,608
                      Liquidation Proceeds                                              $156,801
                      Principal Balance Allocable to Gross Charge-offs                   $56,840
                Total Principal Reduction                                            $51,625,102

                Interest Collections
                      Receipts of Interest                                            $4,680,116
                      Servicer Advances                                                       $0
                      Reimbursement of Previous Servicer Advances                       ($12,671)
                      Accrued Interest on Purchased Receivables                               $0
                      Recoveries                                                         $16,235
                      Net Investment Earnings                                            $17,716
                Total Interest Collections                                            $4,701,396

          Total Collections                                                          $56,269,659

          Ending Receivables Outstanding                                          $1,343,654,806

    Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                       $256,708
          Current Period Servicer Advance                                                     $0
          Current Reimbursement of Previous Servicer Advance                            ($12,671)
          Ending Period Unreimbursed Previous Servicer Advances                         $244,038

    Collection Account
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          Deposits to Collection Account                                             $56,269,659

          Distribution Amounts Due
                Servicing Fees Due                                                    $1,162,733
                Class A Noteholder Interest Distribution Due                          $4,164,734
                First Priority Principal Distribution Due                            $13,856,090
                Class B Noteholder Interest Distribution Due                            $119,518
                Second Priority Principal Distribution Due                           $32,375,000
                Reserve Account Deposit Due                                                   $0
                Regular Principal Distribution Due                                   $15,359,074
                Unpaid Trustee Fees Due                                                       $0

                Amounts Paid to the Servicer                                          $1,162,733
                Amounts Deposited into Note Distribution Account                     $55,106,925
                Amounts Deposited into Reserve Account                                        $0
                Excess Funds Released to Depositor                                            $0
          Total Distributions from Collection Account                                $56,269,659


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    Excess Funds Released to the Depositor
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                Release from Reserve Account                                                  $0
                Release from Collection Account                                               $0
          Total Excess Funds Released to the Depositor                                        $0

    Note Distribution Account
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          Amount Deposited from the Collection Account                               $55,106,925
          Interest Distribution to Noteholders                                        $4,284,251
          Principal Distribution to Noteholders                                      $50,822,674
          Amount Deposited from the Reserve Account                                           $0
          Amount Paid to Noteholders                                                 $55,106,925

    Distributions
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          Interest Distributable Amount                                    Current Int         Per $1,000
          Class A-1 Notes                                                     $612,109              $2.78
          Class A-2 Notes                                                   $1,393,850              $3.05
          Class A-3 Notes                                                   $1,215,367              $3.37
          Class A-4 Notes                                                     $943,408              $3.57
          Class B Notes                                                       $119,518              $3.69

          Monthly Principal Distributable Amount                       Current Payment     Ending Balance      Per $1,000     Factor
          Class A-1 Notes                                                  $50,822,674       $169,296,971         $230.89     76.91%
          Class A-2 Notes                                                           $0       $457,000,000           $0.00    100.00%
          Class A-3 Notes                                                           $0       $361,000,000           $0.00    100.00%
          Class A-4 Notes                                                           $0       $264,507,000           $0.00    100.00%
          Class B Notes                                                             $0        $32,375,000           $0.00    100.00%

    Carryover Shortfalls
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                                                                                Prior
                                                                          Period Carryover    Current Payment      Per $1,000
          Class A-1 Interest Carryover Shortfall                                    $0                 $0              $0
          Class A-2 Interest Carryover Shortfall                                    $0                 $0              $0
          Class A-3 Interest Carryover Shortfall                                    $0                 $0              $0
          Class A-4 Interest Carryover Shortfall                                    $0                 $0              $0
          Class B Interest Carryover Shortfall                                      $0                 $0              $0


    Receivables Data
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                                                                      Beginning Period      Ending Period
          Number of Contracts                                                   63,428             62,196
          Weighted Average Remaining Term                                        50.12              49.26
          Weighted Average Annual Percentage Rate                                4.46%              4.44%

          Delinquencies Aging Profile End of Period                      Dollar Amount         Percentage
                Current                                                 $1,249,604,598             93.00%
                1-29 days                                                  $84,203,142              6.27%
                30-59 days                                                  $7,865,398              0.59%
                60-89 days                                                  $1,437,524              0.11%
                90-119 days                                                   $438,341              0.03%
                120+ days                                                     $105,803              0.01%
                Total                                                   $1,343,654,806            100.00%
                Delinquent Receivables +30 days past due                    $9,847,066              0.73%


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          Write-offs
                Gross Principal Write-Offs for Current Period                  $56,840
                Recoveries for Current Period                                  $16,235
                Net Write-Offs for Current Period                              $40,605

                Cumulative Realized Losses                                     $40,605


          Repossessions                                                  Dollar Amount              Units
                Beginning Period Repossessed Receivables Balance              $743,355                 28
                Ending Period Repossessed Receivables Balance               $1,243,206                 45
                Principal Balance of 90+ Day Repossessed Vehicles                   $0                  0


    Yield Supplement Overcollateralization
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          Beginning Period Required Amount                                 $56,928,869
          Beginning Period Amount                                          $56,928,869
          Current Distribution Date Required Amount                        $54,884,251
          Current Period Release                                            $2,044,618
          Ending Period Amount                                             $54,884,251
          Next Distribution Date Required Amount                           $52,873,264

    Reserve Account
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          Beginning Period Required Amount                                  $7,194,411
          Beginning Period Amount                                           $7,194,411
          Net Investment Earnings                                              $17,716
          Beginning Period Required Amount                                  $7,194,411
          Current Period Deposit Amount Due                                         $0
          Current Period Deposit Amount Paid From Collection Account                $0
          Current Period Release to Note Distribution Account                       $0
          Ending Period Required Amount                                     $7,194,411
          Current Period Release to Depositor                                       $0
          Ending Period Amount                                              $7,194,411


    Overcollateralization
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          Beginning Period Amount                                           $3,349,394
          Ending Period Target Credit Enhancement OC Amount                $15,359,074
          Ending Period Amount                                              $4,591,584
          Current Period Release                                                    $0

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